UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) January 9, 2023

Teladoc Health, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-37477	04-3705970
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2 Manhattanville Road, Suite 203 Purchase, New York	10577
(Address of Principal Executive Offices)	(Zip Code)

(203) 635-2002

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	TDOC	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company               ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02. Results of Operations and Financial Condition.

As previously announced, on January 9, 2023, Teladoc Health, Inc. (the “Company” or “we”) will participate in the 41st Annual J.P. Morgan Healthcare Conference. As part of its presentation, the Company intends to announce that it expects total revenue for the year ended December 31, 2022 to be in the range of $2.403 billion to $2.410 billion, including approximately $1 billion from the Company’s BetterHelp mental health product. The Company also continues to expect adjusted EBITDA for the year ended December 31, 2022 to be consistent with the outlook range disclosed in the Company’s third quarter earnings release on October 26, 2022. For the quarter ended December 31, 2022, the Company now expects revenue to be in the range of $633 million to $640 million and continues to expect adjusted EBITDA to be consistent with the outlook range disclosed in the Company’s third quarter earnings release on October 26, 2022. These financial results are preliminary, unaudited and subject to change in connection with the completion of the Company’s financial closing process and the preparation of its audited financial statements for 2022.

The information in this Current Report on Form 8-K is furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and such information shall not be deemed to be incorporated by reference into any of the Company’s filings under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Cautionary Note Regarding Forward-Looking Statements

This report contains “forward-looking statements” within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by words such as: “anticipate,” “intend,” “plan,” “believe,” “project,” “estimate,” “expect,” “may,” “should,” “will” and similar references to future periods. Examples of forward-looking statements include, among others, statements we make regarding future financial or operating results, future numbers of members or clients, future numbers of visits, litigation outcomes, regulatory developments, market developments, new products and growth strategies, and the effects of any of the foregoing on our future results of operations or financial condition.

Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on our current beliefs, expectations and assumptions regarding the future of our business, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of our control. Our actual results and financial condition may differ materially from those indicated in the forward-looking statements. Important factors that could cause our actual results and financial condition to differ materially from those indicated in the forward-looking statements include, among others, the following: (i) changes in laws and regulations applicable to our business model; (ii) changes in market conditions and receptivity to our services and offerings; (iii) results of litigation or regulatory actions; (iv) the loss of one or more key clients; (v) changes in valuations or useful lives of our assets; (vi) changes to our abilities to recruit and retain qualified providers into our network; (vii) the impact of and risk related to impairment losses with respect to goodwill, intangibles or other assets; and (viii) the impact of the COVID-19 pandemic on our operations, demand for our services and general economic conditions, as well as orders, directives and legislative action by local, state, federal and foreign governments in response to the spread of COVID-19. For a detailed discussion of the risk factors that could affect our actual results, please refer to the risk factors identified in our SEC reports, including, but not limited to, our Annual Report on Form 10-K and Quarterly Reports on Form 10-Q, as filed with the SEC.

Any forward-looking statement made by us in this report is based only on information currently available to us and speaks only as of the date on which it is made. We undertake no obligation to publicly update any forward-looking statement, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise.

Non-GAAP Financial Measures

To supplement our financial information presented in accordance with generally accepted accounting principles in the United States (“GAAP”), we use adjusted EBITDA (“AEBITDA”), which is a non-GAAP financial measure, to clarify and enhance an understanding of past performance. We believe that the presentation of this financial measure enhances an investor’s understanding of our financial performance. We further believe that this financial measure is a useful financial metric to assess our operating performance and financial and business trends from period-to-period by excluding certain items that we believe are not representative of our core business. We use AEBITDA for business planning purposes and in measuring our performance relative to that of our competitors. We utilize AEBITDA as a key measure of our performance.

AEBITDA consists of net loss before interest; other expense (income), net, including foreign exchange gain or loss; provision for income taxes; depreciation and amortization; goodwill impairment; loss on extinguishment of debt; stock-based compensation; lease abandonment and exit costs; and acquisition, integration, and transformation costs.

We believe the above financial measure is commonly used by investors to evaluate our performance and that of our competitors. However, our use of the term AEBITDA may vary from that of others in our industry. AEBITDA should not be considered as an alternative to net loss before provision for income taxes, net loss, net loss per share or any other performance measures derived in accordance with GAAP.

AEBITDA has important limitations as analytical tools and you should not consider them in isolation or as a substitute for analysis of our results as reported under GAAP. Some of these limitations are:

•	AEBITDA does not reflect goodwill impairment;
•	AEBITDA does not reflect the interest expense on our debt;
•	AEBITDA eliminates the impact of the provision for income taxes on our results of operations;
•	AEBITDA does not reflect the loss on extinguishment of debt;
•	AEBITDA does not reflect other expense (income), net;
•	AEBITDA does not reflect significant lease abandonment and exit costs. Lease abandonment and exit costs may include certain lease impairment costs and certain losses related to early lease terminations;
•	AEBITDA does not reflect significant acquisition, integration, and transformation costs. Acquisition, integration and transformation costs include investment banking, financing, legal, accounting, consultancy, integration, fair value changes related to contingent consideration and certain other transaction costs related to mergers and acquisitions. It also includes costs related to certain business transformation initiatives focused on integrating and optimizing various operations and systems, including upgrading our customer relationship management (CRM) and enterprise resource planning (ERP) systems. These transformation cost adjustments made to our results do not represent normal, recurring, operating expenses necessary to operate the business but rather, incremental costs incurred in connection with our acquisition and integration activities;
•	AEBITDA does not reflect the significant non-cash stock compensation expense which should be viewed as a component of recurring operating costs; and
•	Other companies in our industry may calculate AEBITDA differently than we do, limiting the usefulness of this measure as a comparative measure.

In addition, although depreciation and amortization are non-cash charges, the assets being depreciated and amortized will often have to be replaced in the future, and AEBITDA does not reflect any expenditures for such replacements.

We compensate for these limitations by using AEBITDA along with other comparative tools, together with GAAP measurements, to assist in the evaluation of operating performance. Such GAAP measurements include net loss, net loss per share, and other performance measures.

In evaluating these financial measures, you should be aware that in the future we may incur expenses similar to those eliminated in this presentation. Our presentation of AEBITDA should not be construed as an inference that our future results will be unaffected by unusual or nonrecurring items.

We have not provided a reconciliation for net loss to AEBITDA outlook because we have not yet completed our financial closing process and therefore net loss, and the amount of any corresponding adjustments thereto, are not yet available. Accordingly, a reconciliation of the GAAP measure to the corresponding non-GAAP financial measure outlook is not available without unreasonable effort.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 9, 2023	TELADOC HEALTH, INC.

	By:	/s/ Adam C. Vandervoort
	Name:	Adam C. Vandervoort
	Title:	Chief Legal Officer